Exhibit 10.1

[EXECUTION COPY]

PURCHASE AGREEMENT

$ 200,000,000

ETHAN ALLEN GLOBAL, INC.

5.375% Senior Notes due 2015

guaranteed by

ETHAN ALLEN INTERIORS INC.
ETHAN ALLEN OPERATIONS, INC.
ETHAN ALLEN REALTY, LLC
ETHAN ALLEN RETAIL, INC.
LAKE AVENUE ASSOCIATES, INC.
MANOR HOUSE, INC.

Dated as of September 22, 2005

Purchase Agreement

September 22, 2005

J.P. Morgan Securities Inc.
    As Initial Purchaser
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

        Ethan Allen Global, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to J.P. Morgan Securities Inc. (the “Initial Purchaser”) $200,000,000 principal amount of its 5.375% Senior Notes due 2015 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of September 27, 2005 among the Company, Ethan Allen Interiors Inc., a Delaware corporation (“Holdings”), the several Subsidiary Guarantors listed in Schedule 1 hereto (collectively with Holdings, the “Guarantors”), and U.S. Bank National Association, as trustee (the “Trustee”), and will be guaranteed on an unsecured senior basis by the Guarantors (the “Guarantees”).

        The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company and the Guarantors have prepared a preliminary offering memorandum dated September 21, 2005 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company and the Guarantors to the Initial Purchaser pursuant to the terms of this Agreement. The Company and the Guarantors hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchaser in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum. References herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to refer to and include any supplement or amendment thereto and any document incorporated by reference therein.

        Holders of the Securities (including the Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to and defined in the Registration Rights Agreement.

        The Company and the Guarantors hereby confirm their agreement with the Initial Purchaser concerning the purchase and resale of the Securities, as follows:

    1.        Purchase and Resale of the Securities. (a) The Company agrees to issue and sell the Securities to the Initial Purchaser as provided in this Agreement, and the Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees to purchase from the Company $200,000,000 principal amount of Securities at a price equal to 98.548% of the principal amount thereof plus accrued interest, if any, from September 27, 2005 to the Closing Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be issued and purchased as provided herein.

    (b)        The Company understands that the Initial Purchaser intends to offer the Securities for resale on the terms set forth in the Offering Memorandum. The Initial Purchaser represents, warrants and agrees that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

    (ii)        it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

    (A)        within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A (or, if the purchaser is buying for one or more institutional accounts for which such purchaser is acting as fiduciary or agent, to ensure that such purchaser has represented to it that each such purchaser is a QIB to whom notice has been given that such sale is being made in reliance on and in accordance with Rule 144A); or

    (B)        in accordance with the restrictions set forth in Annex A hereto.

    (c)        The Initial Purchaser acknowledges and agrees that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 5(f) and 5(g), counsel for the Company and the Guarantors and counsel for the Initial Purchaser, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchaser, and compliance by the Initial Purchaser with its agreements, contained in paragraph (b) above (including Annex A hereto), and the Initial Purchaser hereby consents to such reliance.

    (d)        The Company acknowledges and agrees that the Initial Purchaser may offer and sell Securities to or through any of its affiliates (who will also be subject to the terms and conditions of this Agreement), and that any such affiliate may offer and sell Securities purchased by it to or through the Initial Purchaser.

    (e)        The Company acknowledges and agrees that the Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, no Initial Purchaser is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company has consulted its own advisors concerning such matters to the extent it deemed appropriate and will be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchaser shall have no responsibility or liability to the Company with respect to the transactions contemplated hereby except the obligations expressly

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set forth in this Agreement. Any review by the Initial Purchaser of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchaser and shall not be on behalf of the Company.

    2.        Payment and Delivery. (a) Payment for and delivery of the Securities will be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017 at 10:00 A.M., New York City time, on September 27, 2005, or at such other time or place on the same or such other date, not later than the third business day thereafter, as the Initial Purchaser and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date”.

    (b)        Payment for the Securities shall be made by wire transfer in immediately available same day funds to the account(s) specified by the Company to the Initial Purchaser against delivery to the nominee of The Depository Trust Company, for the account of the Initial Purchaser, of one or more global notes representing the Securities (collectively, the “Global Note”), in such denominations as the Initial Purchaser shall request in writing not later than two full Business Days prior to the Closing Date, with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Initial Purchaser not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

    3.        Representations and Warranties of the Company and the Guarantors. The Company and each of the Guarantors jointly and severally represent and warrant to the Initial Purchaser that:

    (a)        Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, and the Offering Memorandum, in the form first used by the Initial Purchaser to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and each of the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company or any Guarantor in writing by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum.

    (b)        Incorporated Documents. The documents incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects with the requirements of the Exchange Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (c)        Financial Statements. The consolidated financial statements of Holdings and the related schedules and notes thereto included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position of Holdings and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flow of Holdings and its subsidiaries for the periods specified; such consolidated financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except for the restatement described therein); the other financial information included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum has been derived from the accounting records of Holdings and its subsidiaries and presents fairly in all material respects the information shown thereby.

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    (d)        No Material Adverse Change. Since the date of the most recent consolidated financial statements of Holdings, included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, (i) there has not been any material change in the capital stock or long-term debt of the Company, Holdings or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company or any Guarantor on any class of capital stock (other than regular quarterly dividends paid by Holdings), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity or results of operations of Holdings and its subsidiaries taken as a whole (other than (x) the pre-tax restructuring and impairment charge announced by Holdings on September 7, 2005 in connection with its plan to convert its Dublin, Virginia manufacturing facility into a large, regional distribution center and (y) the corporate restructuring announced August 3, 2005 that included the establishment of several wholly-owned subsidiaries); (ii) none of the Company, Holdings or any of the Significant Subsidiaries (as defined in Section 3(e) below) has entered into any transaction or agreement that is material to Holdings and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to Holdings and its subsidiaries taken as a whole (other than the pre-tax restructuring and impairment charge and the corporate restructuring respectively referred to in (i) above); and (iii) none of the Company, Holdings or any of the Significant Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum.

    (e)        Organization and Good Standing. The Company, Holdings and each of the Significant Subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of Holdings and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under the Securities and the Guarantees (a “Material Adverse Effect”). The subsidiaries listed in Schedule 2 to this Agreement (the “Significant Subsidiaries”; each, a “Significant Subsidiary”) are the only significant subsidiaries of the Company.

    (f)        Capitalization. Holdings has an authorized capitalization as set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of the Company and each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by Holdings free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

    (g)        Due Authorization. The Company and the Guarantors have the full corporate right, power and authority to execute and deliver, as applicable, this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Exchange Securities and the Registration Rights Agreement (collectively, the “Transaction Documents”) and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery, as applicable, of each Transaction Documents by the Company and each of the Guarantors party thereto and the consummation of the transactions contemplated thereby to be consummated by it has been duly and validly taken.

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    (h)        The Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and, on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

    (i)        The Securities and the Guarantees. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for by the Initial Purchaser as provided in this Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

    (j)        The Exchange Securities. On the Closing Date, the Exchange Securities (including the related guarantees) will have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantors, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

    (k)        Purchase and Registration Rights Agreements. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors; and the Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

    (l)        Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum.

    (m)        No Violation or Default. None of the Company, Holdings or any of the Significant Subsidiaries is (i) in violation of its charter, by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, Holdings or any of the Significant Subsidiaries is a party or by which the Company, Holdings or any of the Significant Subsidiaries is bound or to which any of the property or assets of the Company, Holdings or any of the Significant Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii)

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above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

    (n)        No Conflicts. The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Guarantors pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Guarantors is a party or by which the Company or any of the Guarantors is bound or to which any of the property or assets of the Company or any of the Guarantors is subject, (ii) result in any violation of the provisions of the charter, by-laws or similar organizational documents of the Company or any of the Guarantors or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

    (o)        No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents to be consummated by it, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable foreign or state securities laws in connection with the purchase and resale of the Securities by the Initial Purchaser and (ii) with respect to the Exchange Securities (including the related guarantees) under the Securities Act and applicable foreign or state securities laws as contemplated by the Registration Rights Agreement.

    (p)        Legal Proceedings. Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company, Holdings or any of the Significant Subsidiaries is or may be a party or to which any property of the Company, Holdings or any of the Significant Subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company, Holdings or any of the Significant Subsidiaries, is reasonably expected to have a Material Adverse Effect; and, to the best knowledge of the Company and each of the Guarantors, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

    (q)        Independent Accountants. KPMG LLP, who have certified certain financial statements of Holdings and its subsidiaries, are independent public accountants with respect to Holdings and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

    (r)        Investment Company Act. None of the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

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    (s)        Title to Real and Personal Property. The Company, Holdings and the Significant Subsidiaries have good and marketable title in fee simple (or the equivalent thereof under analogous principles of applicable foreign law) to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company, Holdings and the Significant Subsidiaries or (ii) are not reasonably expected, individually or in the aggregate, to have a Material Adverse Effect. Any material real property and buildings held under lease by the Company, Holdings and the Significant Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as (A) are not reasonably expected, individually or in the aggregate, to have a Material Adverse Effect and (B) do not interfere with the use made or proposed to be made of such property and buildings by the Company, Holdings or the Significant Subsidiaries.

    (t)        Title to Intellectual Property. The Company, Holdings and the Significant Subsidiaries own, possess or can acquire on reasonable terms adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as now operated or employed by them, except where the failure to own, possess or acquire such intellectual property rights would not have a Material Adverse Effect; and the Company, Holdings and the Significant Subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others that, if determined adversely to Holdings or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

    (u)        Licenses and Permits. The Company, Holdings and the Significant Subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Preliminary Offering Memorandum and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and, except as described in the Preliminary Offering Memorandum and the Offering Memorandum, none of the Company, Holdings or any of the Significant Subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, if in any such case, such revocation, modification or non-renewal would individually or in the aggregate have a Material Adverse Effect.

    (v)        Taxes. Holdings and its subsidiaries have filed all material federal, state, local and foreign tax returns that have been required to be filed (after giving effect to any extensions of time properly applied for) and have paid all taxes shown thereon and all assessments received by Holdings and its subsidiaries (or any of them) to the extent that such taxes have become due and are not being contested in good faith; and, except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, there is no material tax deficiency that has been or is reasonably expected to be asserted against Holdings or any of its subsidiaries or any of their respective properties or assets.

    (w)        No Labor Disputes. No labor disturbance by or dispute with employees of Holdings or any of its subsidiaries exists or, to the best knowledge of the Company and each of Guarantors, is threatened which is reasonably expected to have a Material Adverse Effect.

    (x)        Insurance. Holdings and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are, in the

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judgment of Holdings, appropriate to protect Holdings and its subsidiaries and their respective businesses; and none of Holdings or any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage, to the extent that, in its judgment, it deems to be appropriate, as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

    (y)        No Broker’s Fees. None of the Company, Holdings or any of the Significant Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Initial Purchaser for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Securities.

    (z)        Compliance With Environmental Laws. Holdings and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules and regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) except as described in the Preliminary Offering Memorandum and the Offering Memorandum, have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of any of (i), (ii) or (iii) above, that would not, individually or in the aggregate, have a Material Adverse Effect.

    (aa)        Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or incorporates by reference (or will contain or incorporate by reference) all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

    (bb)        No Integration. None of the Company, the Guarantors or any of their respective affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

    (cc)        No General Solicitation or Directed Selling Efforts. None of the Company, the Guarantors or any of their respective affiliates or any other person acting on its or their behalf (other than the Initial Purchaser, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

    (dd)        Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 1(b) (including Annex A hereto) and its compliance with its agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchaser and the offer, resale and delivery of the Securities by the Initial Purchaser in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities or the Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

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    (ee)        No Stabilization. Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that is reasonably expected to cause or result in any stabilization or manipulation of the price of the Securities.

    (ff)        Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

    (gg)        Controls. Holdings and each of its subsidiaries (i) maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (ii) maintains a system of “disclosure controls and procedures” (as such term is defined in Rule 13a-14(c) under the Exchange Act).

    (hh)        Sarbanes-Oxley. Holdings and each of its subsidiaries are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002.

    4.        Further Agreements of the Company and the Guarantors. The Company and the Guarantors jointly and severally covenant and agree with the Initial Purchaser that:

    (a)        Delivery of Copies. The Company and the Guarantors will deliver to the Initial Purchaser as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (including all amendments and supplements thereto) as the Initial Purchaser may reasonably request.

    (b)        Amendments or Supplements. At any time prior to completion of the initial offering of the Securities by the Initial Purchaser, before making or distributing any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company and the Guarantors will furnish to the Initial Purchaser and counsel for the Initial Purchaser a copy of the proposed amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed amendment or supplement or file any such document with the Commission to which the Initial Purchaser reasonably objects by notice to the Company after a reasonable period to review; provided, that the Company and the Initial Purchaser agree to negotiate in good faith to resolve any issue raised by the Initial Purchaser in any such notice to the Company so that such proposed amendment or supplement may be distributed or such document may be filed in a timely fashion.

    (c)        Notice to the Initial Purchaser. At any time before the completion of the initial offering of the Securities by the Initial Purchaser, the Company and the Guarantors will advise the Initial Purchaser promptly, and (if requested) confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) of the receipt by the Company or any of the Guarantors of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of

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any proceeding for such purpose; and the Company and the Guarantors will use their reasonable efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, to obtain as soon as possible the withdrawal thereof.

    (d)        Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities by the Initial Purchaser, in the reasonable opinion of counsel for the Initial Purchaser or Holdings, (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchaser thereof and promptly prepare and, subject to paragraph (b) above, file with the Commission such amendment or supplement (or document to be filed with the Commission and incorporated by reference in the Offering Memorandum) and furnish to the Initial Purchaser, and to such dealers as the Initial Purchaser may designate, such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (or including such document to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that the Offering Memorandum will comply with applicable law.

    (e)        Blue Sky Compliance. The Company and the Guarantors will cooperate with the Initial Purchaser to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser shall reasonably request and will continue such qualifications in effect so long as reasonably required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it is not now so qualified, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

    (f)        Clear Market. During the period from the date hereof through and including the date that is 45 days after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Initial Purchaser, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors (other than the Exchange Securities) and having a maturity of more than one year (excluding promissory notes issued in connection with acquisitions not required to be registered under the Securities Act).

    (g)        Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Offering Memorandum under the heading “Use of Proceeds”.

    (h)        Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which Holdings is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

    (i)        DTC. The Company and the Guarantors will assist the Initial Purchaser in arranging for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

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    (j)        No Resales by the Company and the Guarantors. Until the issuance of the Exchange Securities, without prior written consent of the Initial Purchaser, the Company and the Guarantors will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company, the Guarantors or any of their respective affiliates and resold in a transaction registered under the Securities Act.

    (k)        No Integration. None of the Company, the Guarantors or any of their respective affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

    (l)        No General Solicitation or Directed Selling Efforts. None of the Company, the Guarantors or any of their respective affiliates or any other person acting on its or their behalf (other than the Initial Purchaser, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

    (m)        No Stabilization. Neither the Company nor any Guarantor will take, directly or indirectly, any action designed to or that is reasonably expected to cause or result in any stabilization or manipulation of the price of the Securities.

    (n)        Filing of Exchange Act Documents. Beginning on the date hereof, through the Closing Date and then thereafter so long as any of the Securities are outstanding, Holdings will file all reports and any definitive proxy or information statements required to be filed by it with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

    5.        Conditions of Initial Purchaser’s Obligations. The obligation of the Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

    (a)        Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

    (b)        No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors (other than an announcement with positive implications of a possible upgrading).

    (c)        No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred

11

        or shall exist, which event or condition is not described in the Offering Memorandum (excluding any amendment or supplement thereto or any document filed with the Commission after the date hereof and incorporated by reference therein) and the effect of which in the reasonable judgment of the Initial Purchaser makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

    (d)        Officer’s Certificate. The Initial Purchaser shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company’s or such Guarantor’s financial matters and is reasonably satisfactory to the Initial Purchaser (i) confirming that such officer has carefully reviewed the Offering Memorandum and, to the best knowledge of such officer, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements in all material respects and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (a) through (c) above.

    (e)        Comfort Letters. On the date of this Agreement and on the Closing Date, KPMG LLP shall have furnished to the Initial Purchaser, at the request of Holdings, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

    (f)        Opinion of Counsel for the Company and the Guarantors. Kelley Drye & Warren LLP, counsel for the Company and the Guarantors, and Pamela A. Banks, Vice President, General Counsel and Secretary of Holdings, shall have furnished to the Initial Purchaser, at the request of the Company and the Guarantors, its or her written opinion, dated the Closing Date and addressed to the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect set forth in Annexes B-1 and B-2 hereto, respectively.

    (g)        Opinion of Counsel for the Initial Purchaser. The Initial Purchaser shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Initial Purchaser, with respect to such matters as the Initial Purchaser may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

    (h)        No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court of competent jurisdiction shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

    (i)        Good Standing. The Initial Purchaser shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company, the Guarantors, Holdings and the Significant Subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Initial Purchaser may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

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    (j)        Registration Rights Agreement. The Initial Purchaser shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

    (k)        DTC. The Securities shall be eligible for clearance and settlement through DTC.

    (l)        Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser may reasonably request.

        All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

    6.        Indemnification and Contribution.

    (a)        Indemnification of the Initial Purchaser. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless the Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that (i) neither the Company nor any Guarantor shall be liable in any such case to the extent that such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Initial Purchaser furnished to Holdings or the Company in writing by the Initial Purchaser expressly for use therein and (ii) that with respect to any such untrue statement in or omission from or alleged untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of the Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by the Initial Purchaser and any such loss, claim, damage or liability of or with respect to the Initial Purchaser results from the fact that both (A) a copy of the Offering Memorandum (excluding any documents incorporated by reference therein) was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from such Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company and the Guarantors with the provisions of Section 4 hereof.

    (b)        Indemnification of the Company and the Guarantors. The Initial Purchaser agrees to indemnify and hold harmless the Company, each of the Guarantors, their respective affiliates, each of their directors and officers, and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Initial Purchaser furnished to the Company or any Guarantor in writing by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum, it being understood and agreed that the only such information consists of the statements set forth in the Preliminary Offering Memorandum and the Offering Memorandum (i) in the last paragraph of the cover page and (ii) under the heading “Plan

13

of Distribution”, (A) the 4th and 5th sentences of the 9th paragraph (which paragraph begins with the words “The notes are a new issue of securities,”), (B) the 6th sentence of the 9th paragraph, except to the extent that the 6th sentence expresses any opinion or conclusion of law and (C) the 10th and 11th paragraphs (which paragraphs begin with the words “In connection with the offering of the notes” and “J.P. Morgan Securities Inc.”, respectively).

    (c)        Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Initial Purchaser, its affiliates, directors and officers and any control persons of the Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, the Guarantors and any directors, officers and control persons of the Company and any of the Guarantors shall be designated in writing by Holdings. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have (A) reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement or (B) delivered notice to the Indemnified Person of its good faith objection to such claim of indemnification within thirty (30) days after receipt by such Indemnifying Person of such request. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement in any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of

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such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

    (d)        Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchaser on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchaser in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    (e)        Limitation on Liability. The Company, the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and resold exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    (f)        Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

    7.        Termination. This Agreement may be terminated in the absolute discretion of the Initial Purchaser, by notice to the Company and the Guarantors, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Initial Purchaser, is material and adverse and makes it

15

impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

    8.        Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchaser may reasonably designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees (not to exceed $10,000), but not expenses of counsel for the Initial Purchaser in connection therewith); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company and the Guarantors in connection with any “road show” presentation to potential investors.

    (b)        If (i) this Agreement is terminated pursuant to Section 7, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchaser or (iii) the Initial Purchaser declines to purchase the Securities for any reason permitted under this Agreement, then the Company and each of the Guarantors jointly and severally agree to reimburse the Initial Purchaser for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchaser in connection with this Agreement and the offering contemplated hereby.

    9.        Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of the Initial Purchaser, each Guarantor or the Company referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from the Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

    10.        Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchaser contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchaser pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchaser.

    11.        Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; (d) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (e) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

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    12.        Miscellaneous. (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchaser shall be given c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (fax: 212-834-6081); Attention: High-Grade Syndicate Desk—8th Floor. Notices to the Company and the Guarantors shall be given to them at Ethan Allen Drive, Danbury, Connecticut 06811, (fax: (203) 743-8254); Attention: Pamela A. Banks, Vice President, General Counsel and Secretary.

    (b)        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    (c)        Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

    (d)        Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

    (e)        Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[The remainder of this page is intentionally blank.]

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        If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

ETHAN ALLEN GLOBAL, INC.

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: Chairman, President &
                   Chief Executive Officer

ETHAN ALLEN INTERIORS INC.,
as a Guarantor

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: Chairman, President &
                   Chief Executive Officer

ETHAN ALLEN OPERATIONS, INC.,
as a Guarantor

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: Chairman, President &
                   Chief Executive Officer

ETHAN ALLEN REALTY, LLC,
as a Guarantor

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: President &
                   Chief Executive Officer

ETHAN ALLEN RETAIL, INC.,
as a Guarantor

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: Chairman, President &
Chief Executive Officer

LAKE AVENUE ASSOCIATES, INC.,
as a Guarantor

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: Chairman, President &
                   Chief Executive Officer

MANOR HOUSE, INC.,
as a Guarantor

By: /s/ M. Farooq Kathwari
       Name: M. Farooq Kathwari
       Title: Chairman, President &
                   Chief Executive Officer

Accepted: September 22, 2005

J.P. MORGAN SECURITIES INC.

As Initial Purchaser

By:   /s/ Robert Bottamedi
                 Robert Bottamedi

Schedule 1

Parent Guarantor

Ethan Allen Interiors Inc.

Subsidiary Guarantors

Ethan Allen Operations, Inc.
Ethan Allen Realty, LLC
Ethan Allen Retail, Inc.
Lake Avenue Associates, Inc.
Manor House, Inc.

Schedule 2

Significant Subsidiaries

Ethan Allen Operations, Inc.
Ethan Allen Retail, Inc.

ANNEX A

Restrictions on Offers and Sales Outside the United States

        In connection with offers and sales of Securities outside the United States:

    (a)        The Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

    (b)        The Initial Purchaser represents, warrants and agrees that:

    (i)        The Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

    (ii)        None of the Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

    (iii)        At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, the Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

    (iv)        The Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

    (c)        The Initial Purchaser represents, warrants and agrees that:

    (i)        it has not offered or sold and prior to the date six months after the Closing Date will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the United Kingdom Public Offers of Securities Regulations 1995 (as amended);

    (ii)        it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantors; and

(iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

    (d)        The Initial Purchaser acknowledges that no action has been or will be taken by the Company and the Guarantors that would permit a public offering of the Securities, or possession or distribution of the Preliminary Offering Memorandum, the Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

    (e)        In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), the Initial Purchaser represents, warrants and agrees that, with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of the notes to the public in that Relevant Member State prior to the publication of a prospectus in relation to the notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of the notes to the public in that Relevant Member State at any time:

(i) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

    (ii)        to any legal entity which has two or more of (A) an average of at least 250 employees during the last financial year; (B) a total balance sheet of more than €43,000,000 and (C) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(iii) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer to the public” in relation to any notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase or subscribe the notes, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State, and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Annex B-1

[Form of Opinion of Kelley Drye & Warren LLP, Counsel for the Company and the Guarantors]

    (a)        The Company has been duly organized under the laws of its jurisdiction of organization, and each of the Company, Holdings and each of the Significant Subsidiaries are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

    (b)        The Company and the Guarantors have the full corporate right, power and authority to execute and deliver each of the Transaction Documents to which each is a party and to perform their respective obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents by the Company and each of the Guarantors that is a party thereto and the consummation of the transactions contemplated thereby to be consummated by it has been duly and validly taken.

    (c)        The Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors and, assuming due execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions; and the Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

    (d)        The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for by the Initial Purchaser as provided in this Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

    (e)        The Exchange Securities (including the related guarantees) have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

    (f)        This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors, and, when duly executed and delivered by the other parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

    (g)        Each Transaction Document conforms in all material respects to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum.

    (h)        No consent, approval, authorization, order, registration or qualification of or with any governmental or regulatory authority or, to the knowledge of such counsel, any court or arbitrator is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents to be consummated by it, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchaser and (ii) with respect to the Exchange Securities (including the related guarantees) under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

    (i)        The statements in the Offering Memorandum under the headings “Taxation”, “Business”, “Description of Notes” and “Plan of Distribution”, in each case insofar as they constitute summary descriptions of statutes, legal, governmental and regulatory proceedings or other matters of law or regulation or legal conclusions, are accurate in all material respects and fairly summarize the matters described therein in all material respects.

    (j)        The documents incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum (other than the financial statements and related notes and schedules thereto and other financial information contained or incorporated by reference therein, as to which such counsel need express no opinion), when filed with the Commission, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

    (k)        None of the Company, Holdings or any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

    (l)        Assuming the accuracy of the representations, warranties and agreements of the Company, the Guarantors and the Initial Purchaser contained in this Agreement, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchaser and the resale of the Securities by the Initial Purchaser in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities or the Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

        Such counsel shall also state that they have participated in conferences with representatives of the Company and the Guarantors and with representatives of their independent accountants and representatives of the Initial Purchaser and its counsel at which conferences the contents of the Preliminary Offering Memorandum and the Offering Memorandum and any amendment and supplement thereto and related matters were discussed and, although such counsel assumes no responsibility for the accuracy, completeness or fairness of the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto or any document incorporated by reference therein (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Preliminary Offering Memorandum, as of its date, contained any untrue statement of a material fact or omitted to state a material fact or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Offering Memorandum, as of its date and the Closing Date, contained or contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than, in each case, the financial statements and related notes and schedules thereto and other financial information contained or incorporated by reference therein, as to which such counsel need express no opinion).

        In rendering such opinion, such counsel may rely (A) as to matters of fact on certificates of responsible officers of the Company and the Guarantors and public officials that are furnished to the Initial Purchaser and (B) as to matters involving the application of laws other than the laws of the United States and the States of New York and Connecticut and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to counsel to the Initial Purchaser) of other counsel reasonably acceptable to counsel to the Initial Purchaser, familiar with the applicable laws. With respect to the matters to be covered in subparagraph (h) above counsel may state that their opinion and belief is based upon their participation in the preparation of the Preliminary Offering Memorandum and the Offering Memorandum and any document incorporated by reference therein and review and discussion of the contents thereof but is without independent check or verification except as specified.

        The opinion of Kelley Drye & Warren LLP described above shall be rendered to the Initial Purchaser at the request of the Company and the Guarantors and shall so state therein.

Annex B-2

[Form of Opinion of Pamela A. Banks, Vice President, General Counsel and Secretary of Holdings]

    (a)        The Company, Holdings and each of the Significant Subsidiaries have been duly organized under the laws of their respective jurisdictions of incorporation.

    (b)        Holdings has an authorized capitalization as set forth in the Offering Memorandum under the heading “Capitalization”; and all the outstanding shares of capital stock of the Company and each Significant Subsidiary have been duly and validly authorized and issued, assuming all consideration therefor was received by the Company, are fully paid and non-assessable and are owned of record by Holdings free and clear of any lien, charge, encumbrance, security interest, and restriction on voting or transfer or, to the knowledge of counsel, any other claim of any third party.

    (c)        The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents to be consummated by it will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, Holdings or any of the Significant Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, Holdings or any of the Significant Subsidiaries is a party or by which the Company, any of the Guarantors, Holdings or any of the Significant Subsidiaries is bound or to which any of the property or assets of the Company, Holdings or any of the Significant Subsidiaries is subject, except, in any such case, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect, (ii) result in any violation of the provisions of the charter, by-laws or similar organizational documents of the Company, Holdings or any of the Significant Subsidiaries or (iii) to the knowledge of such counsel, result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except as would not, individually or in the aggregate, have a Material Adverse Effect.

    (d)        To the knowledge of such counsel, except as described in the Preliminary Offering Memorandum and the Offering Memorandum, (i) there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company, Holdings or any of the Significant Subsidiaries is or may be a party or to which any property of the Company, Holdings or any of the Significant Subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company, Holdings or any of the Significant Subsidiaries, is reasonably expected to have a Material Adverse Effect and (ii) no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

    (e)        The Company, Holdings and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Preliminary Offering Memorandum and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Preliminary Offering Memorandum and the Offering Memorandum, none of the Company, Holdings or any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, if in any such case, such revocation, modification or non-renewal would individually or in the aggregate have a Material Adverse Effect.

        Such counsel shall also state that she has participated in conferences with representatives of the Company and the Guarantors and with representatives of their independent accountants and representatives of the Initial Purchaser and its counsel at which conferences the contents of the Preliminary Offering Memorandum and the Offering Memorandum and any amendment and supplement thereto and related matters were discussed and, although such counsel assumes no responsibility for the accuracy, completeness or fairness of the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto or any document incorporated by reference therein (except as expressly provided above), nothing has come to her attention to cause her to believe that the Preliminary Offering Memorandum, as of its date, contained any untrue statement of a material fact or omitted to state a material fact or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Offering Memorandum, as of its date and the Closing Date, contained or contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than, in each case, the financial statements and related notes and schedules thereto and other financial information contained or incorporated by reference therein, as to which such counsel need express no opinion).

        In rendering such opinion, such counsel may rely (A) as to matters of fact on certificates of responsible officers of the Company and the Guarantors and public officials that are furnished to the Initial Purchaser and (B) as to matters involving the application of laws other than the laws of the United States and the State of Connecticut and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to counsel to the Initial Purchaser) of other counsel reasonably acceptable to counsel to the Initial Purchaser, familiar with the applicable laws.

        The opinions of General Counsel described above shall be rendered to the Initial Purchaser at the request of the Company and the Guarantors and shall so state therein.

Exhibit A

FORM OF REGISTRATION RIGHTS AGREEMENT

        REGISTRATION RIGHTS AGREEMENT dated September 27, 2005 (this “Agreement”) by and among Ethan Allen Global, Inc., a Delaware corporation (the “Company”), Ethan Allen Interiors Inc. (“Holdings”), the several Subsidiary Guarantors listed in Schedule 1 hereto (collectively with Holdings, the “Guarantors”, and each, a “Guarantor”), and J.P. Morgan Securities Inc. (the “Initial Purchaser”).

        The Company, the Guarantors and the Initial Purchaser are parties to the Purchase Agreement dated September 22, 2005 (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchaser of $200,000,000 aggregate principal amount of the Company’s 5.375% Senior Notes due 2015 (the “Securities”), which will be guaranteed on an unsecured senior basis by each of the Guarantors. As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchaser and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

        In consideration of the foregoing, the parties hereto agree as follows:

    1.        Definitions. As used in this Agreement, the following terms shall have the following meanings:

        “affiliate” shall have the meaning given to it in Rule 405 under the Securities Act.

        “Agreement” shall have the meaning set forth in the preamble.

        “Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

        “Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.

        “Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors and assigns.

        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

        “Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

        “Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

        “Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

        “Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

        “Exchange Securities” shall mean senior notes issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical in all material respects to the

Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

        “Guarantor” and “Guarantors” shall have the meaning set forth in the preamble and shall also include any Guarantor’s successors and assigns.

        “Holders” shall mean the Initial Purchaser, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided, that for purposes of Sections 4 and 5 hereof, the term “Holders” shall include Participating Broker-Dealers.

        “Holdings” shall have the meaning set forth in the preamble and shall also include Holdings’ successors and assigns.

        “Initial Purchaser” shall have the meaning set forth in the preamble.

        “Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

        “Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

        “Indenture” shall mean the Indenture relating to the Securities dated as of September 27, 2005 among the Company, the Guarantors and U.S. Bank National Association, as trustee, and as the same may be amended, waived or supplemented from time to time in accordance with the terms thereof.

        “Inspector” shall have the meaning set forth in Section 3(m) hereof.

        “Majority Holders” shall mean the Holders of over 50% of the aggregate principal amount of the then outstanding Registrable Securities; provided, that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities owned directly or indirectly by Holdings or any of its affiliates (other than subsequent Holders if such subsequent Holders are deemed to be affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

        “Participating Broker-Dealer” shall have the meaning set forth in Section 4(a) hereof.

        “Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

        “Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

        “Purchase Agreement” shall have the meaning set forth in the preamble.

        “Registrable Securities” shall mean the Securities; provided, that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been registered, exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities are eligible to be transferred or sold pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) when such Securities cease to be outstanding.

        “Registration Default” shall have the meaning set forth in Section 2(e) hereof.

        “Registration Expenses” shall mean any and all reasonable expenses incident to performance or compliance by the Company and the Guarantors of or with this Agreement, including, without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements (not to exceed $10,000) of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities); (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement; (iv) all rating agency fees; (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws; (vi) the fees and disbursements of the Trustee and its counsel; (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchaser); and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

        “Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

        “SEC” shall mean the United States Securities and Exchange Commission.

        “Securities” shall have the meaning set forth in the preamble.

        “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

        “Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

        “Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

        “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all the Registrable Securities (but no other securities unless approved by the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

        “Staff” shall mean the staff of the SEC.

        “Subsidiary Guarantors” shall have the meaning set forth in the preamble and shall also include any Subsidiary Guarantor’s successors.

        “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

        “Trustee” shall mean the trustee with respect to the Securities under the Indenture.

        “Underwriter” shall have the meaning set forth in Section 3 hereof.

        “Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

        Whenever required by the context hereof, all pronouns and any variations thereof will be deemed to refer to the masculine, feminine and neuter, singular and plural.

    2.        Registration Under the Securities Act. (a) Exchange Registration. To the extent not prohibited by any applicable law, rule, regulation or order or interpretation of the Staff, the Company and the Guarantors shall use their commercially reasonable efforts to (i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders who are not prohibited by any applicable law, rule, regulation or order or interpretation of the Staff from participating in the Exchange Offer to exchange all the Registrable Securities for Exchange Securities and (ii) have such Registration Statement remain effective until 180 days after the closing of the Exchange Offer. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their commercially reasonable efforts to complete the Exchange Offer not later than 60 days after such effective date.

        The Company and the Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, rule, regulation or order, substantially the following:

(i)	that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)	the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);

(iii)	that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;

(iv)	that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

(v)	that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.

        As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (i) any Exchange Securities to be received by it are being acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any Person to participate in, and is not engaged in and does not intend to engage in, the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an affiliate of the Company or any Guarantor (or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable) and (iv) if such Holder is a broker-dealer, it is receiving Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making activities or other trading activities and it will deliver a Prospectus in connection with any resale of such Exchange Securities pursuant to Section 4 hereof.

        As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

(i)	accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii)	deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

        The Company and the Guarantors shall use their commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply in all material respects with the applicable requirements of the Securities Act and other applicable laws, rules, regulations or orders in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law, rule, regulation or order or interpretation of the Staff.

    (b)        Shelf Registration Statement. In the event that (i) the Company and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) hereof is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law, rule, regulation or order or interpretation of the Staff, (ii) the Exchange Offer is not for any other reason completed by March 27, 2006 or (iii) upon completion of the Exchange Offer, and upon the request of the Initial Purchaser, with respect to the Securities not eligible to be exchanged for Exchange Securities in the Exchange Offer and held by such Initial Purchaser following consummation of the Exchange Offer, the Company and the Guarantors shall use their commercially reasonable efforts to (x) cause to be filed as soon as practicable after such determination, date or request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and (y) have such Shelf Registration Statement declared effective by the SEC as promptly as practicable after it is filed.

        In the event that the Company and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantors shall use their commercially reasonable efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchaser after completion of the Exchange Offer.

        The Company and the Guarantors agree to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) (or any similar rule then in force, but not Rule 144A) under the Securities Act with respect to the Registrable Securities or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement (i) have been sold pursuant to the Shelf Registration Statement or (ii) are no longer restricted securities, as defined in Rule 144 under the Securities Act or any successor rule thereof (the foregoing, the “Shelf Effectiveness Period”). The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus, if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by the Initial Purchaser or by the Trustee on behalf of the Holders of the Registrable Securities covered by such Shelf Registration Statement with respect to information relating to such Holders, and to use their commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

    (c)        Expenses. The Company and the Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Sections 2(a) and 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

    (d)        Effectiveness of Registration Statement. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC.

    (e)        Registration Defaults. In the event that either the Exchange Offer is not completed or the Shelf Registration Statement, if required hereby, is not declared effective on or prior to the earlier of (x) March 27, 2006 and (y) 90 days after request by an Initial Purchaser as described in Section 2(b) hereof (the foregoing, a “Registration Default”), the interest rate on the Registrable Securities will be increased by 0.50% per annum for the first 90-day period immediately following the occurrence of such Registration Default and an additional 0.50% per annum (for a total additional rate of 1.00% per annum) following such 90-day period immediately following the occurrence of such Registration Default, in any case until the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC or the Securities become freely tradable under the Securities Act. Such additional interest rate shall not increase beyond 0.50% per annum during the initial 90-day period or 1.00% per annum after the initial 90-day period in the case of concurrent Registration Defaults during any such period. If the Shelf Registration Statement, if required hereby, has been declared effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 30 days (whether or not consecutive) in any 12-month period, then the interest rate on the Registrable Securities will be increased by 1.00% per annum commencing on the 31st day in such 12-month period and ending on such date that the Shelf Registration Statement has again been declared effective or the Prospectus again becomes usable.

    (f)        Remedies. Without limiting the remedies available to the Initial Purchaser and the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Sections 2(a) and 2(b) hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such equitable relief as may be required to specifically enforce the Company’s and the Guarantors’ obligations under Sections 2(a) and 2(b) hereof. The liquidated damages set forth above and equitable relief in Section 2(f) hereof shall be the exclusive remedy available to the Holders for each failure by Holdings, the Company or the Guarantors to comply with Sections 2(a) and 2(b) hereof.

    3.        Registration Procedures. In connection with their obligations pursuant to Section 2(a), to the extent applicable, and Section 2(b) hereof, the Company and the Guarantors shall promptly:

    (a)        prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by Holdings, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders contemplated by Section 2(b) hereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof; except, that, notwithstanding the foregoing, Holdings may suspend the effectiveness of the Shelf Registration Statement (or the use of the related Prospectus) by written notice to the Holders in accordance with this Section 3 hereof.

    (b)        prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

    (c)        in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Purchaser, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto, as may be reasonably requested during the Shelf Effectiveness Period, in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law, rules, regulations and orders by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law, rules, regulations and orders;

    (d)        use commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions in the United States as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing within a reasonable time before the applicable Registration Statement is expected to be declared effective by the SEC; cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to offer and sell in each such jurisdiction the Registrable Securities owned by such Holder; provided, that neither the Company nor any Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

    (e)        in the case of a Shelf Registration, notify each Holder of Registrable Securities, counsel for such Holders and counsel for the Initial Purchaser promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective that requires the Company to make changes in the Registration Statement or the related Prospectus in order to ensure that the Registration Statement or the related Prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate and (vi) of any determination by Holdings or the Company, in the exercise of their reasonable judgment, that (A) it is not in the best interests of Holdings or the Company to disclose a possible acquisition or business combination or other transaction, business development or event involving the Company or the Guarantors that may require disclosure in the Shelf Registration Statement, or if required to be kept effective after consummation of the Exchange Offer, the Exchange Offer Registration Statement, or (B) obtaining any financial statements relating to an acquisition or business combination required to be included in the Shelf Registration Statement, or if required to be kept effective after consummation of the Exchange Offer, the Exchange Offer Registration Statement, would be impracticable;

    (f)        use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest practicable moment and provide prompt notice to each Holder of the withdrawal of any such order;

    (g)        in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included within the Shelf Registration, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

    (h)        in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as the selling Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

    (i)        in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use their commercially reasonable efforts to prepare and file with the SEC a post-effective amendment to such Registration Statement or supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and shall notify the Holders of Registrable Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event (and such Holders hereby agree to suspend use of the Prospectus until the Company and the Guarantors have amended the Registration Statement or supplemented the Prospectus to correct such misstatement or omission);

    (j)        at least five Business Days prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or of any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchaser and their counsel (and, in the case of a Shelf Registration Statement, to the Holders of Registrable Securities and their counsel) and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchaser or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) available for discussion of such document for a period of at least five Business Days and shall include such information in such document prior to the filing thereof as the Initial Purchaser, the Holders, any Participating Broker-Dealers or their respective counsel reasonably may request within such five Business Day period, provided, however, that (x) the information gathering contemplated by this paragraph shall be coordinated by one counsel chosen by the Initial Purchaser and (y) each Person receiving any information identified by the Company or any Guarantor as being confidential or proprietary shall take such actions as are reasonably necessary to protect the confidentiality of such information;

    (k)        obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

    (l)        cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

    (m)        in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and the Guarantors, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such Persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, that neither the Company nor any of the Guarantors shall have any obligation to deliver any information identified by Holdings or the Company as confidential and proprietary pursuant to this Section 3(m) unless the Inspector, Underwriter, attorney or accountant, as the case may be, shall have, if reasonably requested by Holdings, executed and delivered a confidentiality agreement in a form reasonably acceptable to Holdings or the Company relating to such information;

    (n)        in the case of a Shelf Registration, use their reasonable efforts to cause all Registrable Securities to be listed or quoted on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company or Holdings are then listed or quoted, if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing or quotation requirements;

    (o)        if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable; and

    (p)        in the case of a Shelf Registration, enter into such customary agreements (including, if requested, an underwriting agreement in customary form with an underwriter or underwriters reasonably acceptable to Holdings) and take all such other commercially reasonable actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of Holdings and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to Holdings and its subsidiaries (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and the Underwriters, if any, of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain “comfort” letters from the independent certified public accountants of Holdings (and, if necessary, any other certified public accountant of any subsidiary of Holdings, or of any business acquired by Holdings for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, subject to receipt of appropriate documentation as contemplated by Statement of Auditing Standards No. 72 and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of Holdings or any Guarantor made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

        In the case of a Shelf Registration Statement, the Company and the Guarantors may require each Holder of Registrable Securities to furnish to the Company and the Guarantors such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing for inclusion in the Shelf Registration Statement, and Holdings may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

        In the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of any notice from Holdings or the Company of the happening of any event of the kind described in Section 3(e)(ii) through 3(e)(vii) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, as applicable, and, if so directed by Holdings or the Company, such Holder will deliver to the Company all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

        If Holdings or the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, Holdings or the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. Holdings or the Company may give any such notice only twice during any 365-day period and any such suspension shall not exceed 30 days for each suspension (or 45 days if such suspension is based upon the happening of an event described in Section 3(e)(v) or 3(e)(vii)) and there shall not be more than two suspensions in effect during any 365-day period.

        The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each, an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering. Notwithstanding the foregoing, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

    4.        Participation of Broker-Dealers in Exchange Offer. (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Registrable Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

        The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

    (b)        In light of the above, and notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree to use commercially reasonable efforts to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to the second to last paragraph of Section 3 hereof), if requested by the Initial Purchaser or by one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) hereof. The Company and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus during such period in connection with the resales contemplated by this Section 4.

    (c)        The Initial Purchaser, in its capacity as such, shall have no liability to the Company, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) hereof.

    5.        Indemnification and Contribution. (a) The Company and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers, and each Person, if any, who controls the Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, that: (i) neither the Company nor any Guarantor shall be liable in any such case to the extent that such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with information relating to such Holder and furnished to Holdings or the Company in writing by or on behalf of such Holder expressly for use therein; and (ii) with respect to any such untrue statement or omission or alleged untrue statement or omission from any preliminary Prospectus contained in the Shelf Registration Statement, the indemnity agreement contained in this Section 5(a) shall not inure to the benefit of any indemnified Holder or Participating Broker-Dealer to the extent that any such loss, claim, damage or liability of or with respect to such indemnified Holder or Participating Broker-Dealer to any Person results from the fact that both (1) a copy of the final prospectus contained in the Shelf Registration Statement (excluding any documents incorporated by reference therein) was not sent or given to such Person, at or prior to the written confirmation of the sale of such Registrable Securities to such Person, and (2) the untrue statement in or omission from such preliminary Prospectus contained in the Shelf Registration Statement was corrected in such final Prospectus unless, in either case, such failure to deliver the final prospectus contained in the Shelf Registration Statement was a result of non-compliance by the Company and the Guarantors with the provisions of Section 3 hereof. In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, Participating Broker-Dealers, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

    (b)        Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors, the Initial Purchaser and the other selling Holders, their respective affiliates, each of their directors and officers, and each Person, if any, who controls the Company, the Guarantors, the Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company or any Guarantor in writing by such Holder expressly for use in any Registration Statement and any Prospectus.

    (c)        If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that (1) the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons; (2) the Indemnifying Person shall only be liable for reasonable fees and expenses; and (3) all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for the Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc., (y) for any Holder, its affiliates, directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company or any Guarantor. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have (A) reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement or (B) delivered notice to the Indemnified Person of its good faith objection to such claim of indemnification within 30 days after receipt by such Indemnifying Person of such request. No Indemnifying Person shall, without the written consent of the Indemnified Person (which consent shall not be unreasonably withheld), effect any settlement in any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

    (d)        If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person or Persons, on the one hand, and by the Indemnified Person or Persons, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, rule, regulation or order, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    (e)        The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (e), (x) each Person, if any, who controls such Indemnified Person within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Indemnified Person, and (y) each of the directors and officers of the Company and the Guarantors, and each Person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company or any Guarantor.

    (f)        The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

    (g)        The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser or any Holder, their respective affiliates or any Person controlling the Initial Purchaser or any Holder, or by or on behalf of the Company or the Guarantors, their respective affiliates or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

    6.        General.

    (a)        No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement in effect on the date hereof and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

    (b)        Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Notwithstanding the foregoing, (1) a waiver or consent to depart from the provisions hereof, with respect to a matter which relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and does not directly or indirectly adversely affect the rights of other Holders, may be given by the Holders of a majority in principal amount of Registrable Securities being sold under such Shelf Registration Statement, and (2) this Agreement may be amended or supplemented without notice to or consent of any Holder to (i) cure any ambiguity or omission or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions contained herein or (ii) add to the covenants of the Company or the Guarantors such further covenants, restrictions or conditions for the benefit of the Holders. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

    (c)        Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail (return receipt requested), facsimile, or courier guaranteeing overnight delivery: (i) if to a Holder, at the most current address given by such Holder to the Company or any Guarantor by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchaser, the address set forth in the Purchase Agreement; (ii) if to the Company and the Guarantors, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other Persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by the recipient’s facsimile machine or machine operator, if sent by facsimile; and on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

    (d)        Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchaser (in their capacity as Initial Purchaser) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

    (e)        Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

    (f)        Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    (g)        Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

    (h)        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    (i)        Entire Agreement. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.

    (j)        Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Initial Purchaser shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ETHAN ALLEN GLOBAL, INC.

By:________________________________________
       Name:
       Title:

ETHAN ALLEN INTERIORS INC.,
as a Guarantor

By:________________________________________
       Name:
       Title:

ETHAN ALLEN OPERATIONS, INC.,
as a Guarantor

By:________________________________________
       Name:
       Title:

ETHAN ALLEN REALTY, LLC,
as a Guarantor

By:________________________________________
       Name:
       Title:

ETHAN ALLEN RETAIL, INC.,
as a Guarantor

By:________________________________________
       Name:
Title:

LAKE AVENUE ASSOCIATES, INC., as a Guarantor By:________________________________________ Name: Title: MANOR HOUSE, INC., as a Guarantor By:________________________________________ Name: Title:

Confirmed and accepted as of the date first above writtern:

J.P. MORGAN SECURITIES INC.

As Initial Purchaser

By: ___________________________________
                        Authorized Signatory

Schedule 1

Parent Guarantor

Ethan Allen Interiors Inc.

Subsidiary Guarantors

Ethan Allen Operations, Inc.
Ethan Allen Realty, LLC
Ethan Allen Retail, Inc.
Lake Avenue Associates, Inc.
Manor House, Inc.